Exhibit 99.1
Capri Holdings Announces Long-term Financial Targets
London — February 19, 2025 — Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, is hosting its 2025 Investor Day in New York City today. In conjunction with the event, the Company is introducing long-term financial targets.

John D. Idol, the Company’s Chairman and Chief Executive Officer, said, “We are optimistic about the long-term growth potential for Versace, Jimmy Choo and Michael Kors as we execute our strategic initiatives. Our powerful brands have enduring value and proven resilience, reinforcing our confidence in their ability to deliver revenue and earnings growth over time.”

Outlook

The following guidance is provided on an adjusted, non-GAAP basis. Financial results could differ materially from the current outlook due to a number of external events which are not reflected in our guidance, including changes in global macroeconomic conditions, greater than anticipated inflationary pressures or loss of consumer confidence, and further considerable fluctuations in foreign currency exchange rates.

	FY25E	FY26E	FY27E	FY28E	FUTURE
Total Revenue	$4.4B	$4.1B	$4.4B	$4.7B	$6.3B
Michael Kors Revenue	$3.0B	$2.75B	$3.0B	$3.2B	$4.0B
Versace Revenue	$810M	$800M	$850M	$900M	$1.5B
Jimmy Choo Revenue	$600M	$550M	$575M	$600M	$800M
Adjusted Operating Margin	2.3%	3.7%	HSD%	LDD%	High-Teen%
Michael Kors Operating Margin	LDD%	LDD%	Mid-Teen%	Mid-Teen%	Low-20%
Versace Operating Margin	(HSD)%	Break-Even	MSD%	HSD%	High-Teen%
Jimmy Choo Operating Margin	(LSD)%	Slightly Negative	LSD%	MSD%	LDD%

Investor Day Event Details

The event will begin at 1:00 p.m. ET today and is expected to conclude by 3:30 p.m. ET. A live video broadcast of the event can be accessed on the Company’s Investor Relations website, www.capriholdings.com. A replay will be available shortly after the conclusion of the live event.

About Capri Holdings Limited

Capri Holdings is a global fashion luxury group consisting of iconic, founder-led brands Versace, Jimmy Choo and Michael Kors. Our commitment to glamorous style and craftsmanship is at the heart of each of our luxury brands. We have built our reputation on designing exceptional, innovative products that cover the full spectrum of fashion luxury categories. Our strength lies in the unique DNA and heritage of each of our brands, the diversity and passion of our people and our dedication to the clients and communities we serve. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward-Looking Statements

This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, including our long-term financial targets, are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors are identified in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-Kfiled with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and Capri disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

CONTACTS:

Investor Relations:
Jennifer Davis
+1 (201) 514-8234
Jennifer.Davis@CapriHoldings.com

Media:
Press@CapriHoldings.com